POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Richard A. Friedman
-----------------------
Richard A. Friedman
Chairman and Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Charles M. Diker
--------------------
Charles M. Diker
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Paul B. Edgerley
--------------------
Paul B. Edgerley
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Howard A. Lipson
--------------------
Howard A. Lipson
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Terence M. O'Toole
----------------------
Terence M. O'Toole
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Peter M. Sacerdote
----------------------
Peter M. Sacerdote
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Thomas R. Wall, IV
----------------------
Thomas R. Wall, IV
Director

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and executive officer of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen
E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Douglas J. Stanard
----------------------
Douglas J. Stanard
Director, President and Chief Executive Officer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned director and executive officer of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen
E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Stephen E. Hare
-------------------
Stephen E. Hare
Director, Executive Vice President, Chief Financial Officer
and Treasurer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned executive officer of AMF BOWLING, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Douglas J. Stanard and Stephen E. Hare, and each of them acting individually, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file (i) a Registration Statement on Form S-8 (or other appropriate form) for filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1998 Stock Incentive Plan, and (ii) a Registration Statement on Form S-8 (or other appropriate form) and a Post-Effective Amendment No. 1 to such Registration Statement for filing with the Commission under the Securities Act, and any other documents in support thereof or supplemental or amendatory thereto (including post-effective amendments), with respect to the issuance of shares of common stock of the Corporation pursuant to the AMF Bowling, Inc. 1996 Stock Incentive Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of June, 1998.



/s/ Michael Bardaro
-------------------
Michael Bardaro
Senior Vice President, Corporate Controller
and Assistant Secretary